UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.
1290 Broadway, Suite 1100
Denver, Colorado 80203

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LIBERTY ALL-STAR® EQUITY FUND
(the “Fund”)

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
February 25, 2016

To the Shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Fund will be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111 on February 25, 2016 at 9:00 a.m. Eastern Time (the “Special Meeting”). The purpose of the Special Meeting is to consider and act upon the following matter, and to transact such other business, including adjournment of the Special Meeting, as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve a new Portfolio Management Agreement among the Fund, ALPS Advisors, Inc. and Aristotle Capital Management, LLC (the “Proposal”).

The Board of Trustees has fixed the close of business on December 14, 2015 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

By order of the Board of Trustees of the Fund

William R. Parmentier, Jr.
President of the Fund

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.
You are cordially invited to attend the Special Meeting. We urge you, whether or not you expect to attend the Special Meeting in person, to vote your shares.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number indicated on your proxy card and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear.  If we do not hear from you, our proxy solicitation firm, Boston Financial Data Services, Inc. (“BFDS”), may contact you. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposal or the voting instructions, please call BFDS at 1-844-700-1419.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 25, 2016: An electronic copy of this proxy statement and the Fund’s annual report are available at www.all-starfunds.com.

[January __, 2016]

LIBERTY ALL-STAR® EQUITY FUND
 (the “Fund”)

PROXY STATEMENT
 SPECIAL MEETING OF SHAREHOLDERS
February 25, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Fund (the “Board”) to be used at the Special Meeting of Shareholders of the Fund to be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111 at 9:00 a.m. Eastern Time and at any adjournments thereof (such meeting and any adjournment being referred to collectively as the "Special Meeting"). Shareholders of record on December 14, 2015 are eligible to vote at the Special Meeting.

The solicitation of proxies for use at the Special Meeting is being made by the Fund by the mailing on or about [January __, 2016], of the Notice of the Special Meeting of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Fund and officers, employees and agents of the Fund’s investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Special Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Special Meeting is being held to vote on the following matter, and to transact such other business, including adjournment of the Special Meeting, as may properly come before the Special Meeting or any adjournments thereof:

1. Approve a new Portfolio Management Agreement among the Fund, AAI, and Aristotle Capital Management, LLC.

PROPOSAL. APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT.

Shareholders of the Fund are being asked to approve a new Portfolio Management Agreement (included as Exhibit A) among the Fund, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”) and Aristotle Capital Management, LLC (“Aristotle” or the “Portfolio Manager”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board of Trustees (the “Board” or the “Trustees”), currently five for the Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers. The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style that causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Fund’s investment objective. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance. AAI regularly analyzes and evaluates the investment performance and portfolios of the Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund’s Portfolio Managers. Portfolio Manager changes, as well as the rebalancing of the Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Fund’s agreements with its other existing Portfolio Managers, and that its continuance is subject to approval by shareholders no later than the Fund’s next scheduled meeting following the date of the portfolio management agreement with the new or additional Portfolio Manager.

New Portfolio Management Agreement with Aristotle

From February 17, 2004 to December 14, 2015, Matrix Asset Advisers, Inc. ("Matrix") managed a portion of the large cap value equity allocation of the Fund's portfolio. Consistent with the Fund's multi-manager methodology, including AAI's continuous evaluation of Portfolio Managers and consideration of potential new Portfolio Managers, after evaluating Matrix, AAI deemed it in the best interest of the Fund to recommend, and the Board approved, the reallocation to Aristotle of the large cap value equity portion of the Fund's portfolio that had been managed by Matrix. Accordingly, the Portfolio Management Agreement ("Old Agreement") with Matrix was terminated on December 14, 2015, and a new Portfolio Management Agreement with Aristotle commenced on December 14, 2015. Aristotle and Matrix both manage large cap value equity portfolios and follow a fundamental, research driven investment process. AAI believes that Aristotle’s investment philosophy of investing in high quality businesses trading at discounts to Aristotle’s determination of their intrinsic values would complement the philosophies of Cornerstone Capital Management LLC, Pzena Investment Management, LLC, Delaware Investments and TCW Investment Management Company, the Fund's other current Portfolio Managers. AAI also believes that Aristotle’s experienced investment team and favorable performance record would benefit the Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Fund, AAI and Aristotle.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on December 3, 2015, subject to shareholder approval, the Fund’s Board approved, the hiring of Aristotle, effective December 14, 2015. The Old Agreement with Matrix, dated November 1, 2011, among Matrix, AAI and the Fund, was last approved by shareholders on September 30, 2011. For the fiscal year ended December 31, 2014, the Fund paid AAI advisory fees equal to $8,553,568 and AAI paid Matrix advisory fees equal to $870,915. During the most recent fiscal year, no fees were paid to Aristotle by the Fund, its affiliated persons or any affiliated person of such persons because Aristotle was hired as a new Portfolio Manager on December 14, 2015.

Differences between the Old and New Portfolio Management Agreements

The new Portfolio Management Agreement with Aristotle (“New Agreement”) is set forth in Exhibit A to this proxy statement. The terms of the New Agreement with Aristotle are materially the same as the terms of the Old Agreement with Matrix. The fee rate for Aristotle under the New Agreement is the same as the fee rate for Matrix under the Old Agreement, and is described below. In both cases, the sub-advisory fee is paid by AAI, not the Fund.

Services Provided by the Portfolio Manager

The New Agreement with Aristotle essentially provides that Aristotle, under the Board’s and AAI’s supervision and subject to the Fund’s registration statement, will: (1) formulate and implement an investment program for the portion of the Fund’s assets assigned to Aristotle; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Aristotle); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Aristotle); and (4) report results to the Board of the Fund.

Term of the New Agreement

The New Agreement with Aristotle provides that it will continue in effect for an initial period of two years beginning on or about December 14, 2015. After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Fund’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party to the New Agreement (“Independent Trustees”).

Compensation under the New Agreement

For services provided to the Fund, AAI will pay to Aristotle, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(i)	0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets) times the Average Total Fund Net Assets ("Average Total Fund Net Assets" means the average daily net asset values of the Fund as a whole during the preceding calendar month) up to and including $400 million;

(ii)	0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million;

(iii)	0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and

(iv)	0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

Termination of the New Agreement

The New Agreement for the Fund may be terminated without penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to Aristotle, (ii) by the Fund Manager upon thirty days’ written notice to Aristotle, or (iii) by Aristotle upon ninety days’ written notice to the Fund Manager and the Fund. The New Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or upon termination of the Fund Management Agreement between AAI and the Fund.

Liability of the Portfolio Manager

The New Agreement provides that the Aristotle will not be liable to AAI, the Fund or its shareholders, except for liability arising from Aristotle’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Aristotle in its actions under the New Agreement or the breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on December 3, 2015, the Fund’s Board, including all of the Independent Trustees, approved the New Agreement. Before approving the New Agreement, the Trustees considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Trustees requested certain information from Aristotle, and the Trustees received reports from Aristotle and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the New Agreement and the factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the New Agreement; (2) Aristotle’s investment performance; (3) the fees to be paid by the Fund and the fees charged by Aristotle to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Aristotle from its relationship with the Fund; and (6) any other benefits to be derived by Aristotle as a result of its relationship with the Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Aristotle’s investment philosophy and investment style and the services to be provided by Aristotle. In addition, the Board reviewed information regarding Aristotle’s financial condition and the background and experience of the personnel who would be responsible for managing the large cap value equity allocation of the Fund’s portfolio pursuant to Aristotle’s Value Equity strategy. The Board also considered information regarding Aristotle’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Aristotle were consistent with the terms of the New Agreement and that the Fund was likely to benefit from services provided by Aristotle under the New Agreement.

Investment Performance. The Board considered the performance of Aristotle’s Value Equity Composite (“Composite”), gross and net of fees, relative to the Russell 1000 Value Index (“Russell Index”), the S&P 500 Index (“S&P 500”), and a comparable institutional peer group. The Board considered that the Composite outperformed the Russell Index for the year-to-date, 1-year, 3-year, and since inception periods ended September 30, 2015. The Board also considered that the Composite outperformed the S&P 500 for the year-to-date, 1-year, and 3-year periods, but underperformed for the since inception period. In addition, the Board considered that the long-term performance of the Composite generally ranked favorably to the institutional peer group. The Board concluded that Aristotle’s large cap value equity investment performance has been reasonable.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Aristotle on behalf of the Fund. The Board considered that the fee rate under the New Agreement is the same as the fee rate paid to the Fund’s prior subadviser. The Board also considered Aristotle’s representation that the fee rate under the New Agreement represents a discount from Aristotle’s published fee schedule for accounts managed pursuant to the Value Equity strategy. However, the Board also considered that Aristotle charges a lower fee to certain investment companies and institutional clients in the Value Equity strategy that have negotiated a lower fee rate and may have larger accounts or multiple accounts that are aggregated for purposes of determining the applicable fee rate. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as Fund assets allocated to Aristotle increase above a specific breakpoint. The Board concluded that the fees payable to Aristotle under the New Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Aristotle charges to other clients.

Economies of Scale. The Board considered Aristotle’s representation that, as assets increase, there may be economies of scale in the subadvisory fee rate. The Board concluded that the breakpoints in the proposed fee schedule reflect economies of scale associated with the services to be provided to the Fund that Aristotle may realize as the Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Aristotle by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Aristotle with respect to the negotiation of the fee rate on behalf of the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Fund than Aristotle’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Fund’s Management Agreement in September 2015.

Other Benefits to be derived by Aristotle. The Board considered the potential “fall-out” benefits (including the receipt of proprietary research from unaffiliated brokers) that Aristotle might receive in connection with its association with the Fund. The Board also considered Aristotle’s representation that serving as subadviser to the Fund may provide for better trade execution and greater access to research and company management. Based on the foregoing information, the Board concluded that the potential benefits accruing to Aristotle by virtue of its relationship with the Fund appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Fund that they approve the New Agreement.

General Information Regarding Aristotle

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Aristotle:

Name and Address(1)	Position with Aristotle and Principal Occupation
Richard Hollander	Chairman of the Board
Howard Gleicher	Chief Executive Officer, Chief Investment Officer
Gary Lisenbee	Co-Chief Executive Officer, Co-Chief Investment Officer
Steven Borowski	President
Richard Schweitzer	Chief Financial Officer, Chief Risk Officer
Michelle Gosom	Chief Compliance Officer
Robert Womack	Managing Director
Nancy Scarlett	Managing Director, Operations
Ranjit Sufi	Managing Director, Institutional Sales & Marketing
Matthew Schleichkorn	Managing Director, Retail Sales & Marketing
Sandy Incontro	Managing Director, Client Portfolio Manager

(1)	The address of Aristotle is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Aristotle:

Name and Address(1)	Position with Aristotle	Ownership Percentage
RCB Acquisition Company, LLC	Entity controlled by Richard Hollander, Chairman	27%
Gleicher Holdings, LLC	Entity controlled by Howard Gleicher, Chief Executive Officer, Chief Investment Officer	27%
Steven Borowski	President	12%

(1)	The address of Aristotle is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

Other Funds Managed

In addition to the management services to be provided to the Fund, Aristotle also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Aristotle by those funds having investment objectives similar to those of the Fund is set forth below:

Name of Fund	Total Assets Under Management at September 30, 2015	Annual Effective Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Harbor Large Cap Value Fund	$269.7 million	0.60%	0.03%
Strategic Advisers Value Fund	$637.4 million	0.43%	0.25%
Strategic Advisers Value Multi-Manager Fund	$1.8 million	0.52%	0.28%
ABN AMRO Aristotle US Equities	$977.1 million	1.50%	N/A
St. James’s Place North American Unit Trust	$959.4 million	1.55%	N/A

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

In the event that the shareholders of the Fund fail to approve the New Agreement with Aristotle, the New Agreement will terminate and AAI will cause the portfolio assets under management by Aristotle to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Aristotle or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2014 Annual Report and the June 30, 2015 Semi-Annual Report for the Fund were mailed to shareholders prior to this proxy statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for the Fund, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for the Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the Fund’s investment advisor. Pursuant to the Fund Management Agreement, AAI implements and operates the Fund's multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the Fund’s investment objectives and policies and any directions of the Trustees. AAI recommends to the Board the investment management firms (currently five for the Fund) for appointment as Portfolio Managers of the Fund. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, an affiliate of AAI, provides administrative services to the Fund under an Administration, Bookkeeping and Pricing Services Agreement with the Fund.

The names and addresses of the Fund’s current Portfolio Managers are as follows:

Aristotle Capital Management, LLC
11100 Santa Monica Boulevard
Los Angeles, CA 90025

Cornerstone Capital Management LLC
3600 Minnesota Drive
Edina, MN 55435

Delaware Investments
2005 Market Street
Philadelphia, PA 19103

Pzena Investment Management, LLC
320 Park Avenue
New York, NY 10022

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Portfolio Transactions and Brokerage

The Fund’s Portfolio Managers have discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Managers is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Fund and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies for the Fund.

AAI from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amounts of the Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund’s procedures adopted pursuant to Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2014, the Fund did not pay commissions to any affiliated broker.

On February 15, 2000, the SEC issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager, and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. The Fund currently relies on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INFORMATION ABOUT THE MEETING

Solicitation of Proxies

The solicitation of proxies for use at the Special Meeting is being made primarily by the Fund by the mailing on or about [January __, 2016] of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Fund and officers, employees and agents of AAI, and/or its affiliates and by Boston Financial Data Services, Inc. (“BFDS”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Board has set the close of business on December 14, 2015 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposal and any other matters at the Special Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

The Fund has engaged BFDS to assist in the solicitation of proxies with regard to the Proposal. The estimated cost of this solicitation, to be borne by the Fund, is $[60,000].

Voting Rights

Only shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Special Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Special Meeting will be voted at the Special Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

The Fund understands that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on a new investment advisory contract or certain other types of proposals. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present; however, for purposes of the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal (because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote). “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For the Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Special Meeting. In the event a quorum is present at the Special Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the Chairman of the Special Meeting or, in the case of the Fund, persons named as proxies, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more proposals prior to adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Share Ownership

All shareholders of record of the Fund on the Record Date (December 14, 2015) are entitled to one vote for each share held. As of the Record Date, there were 182,754,403 outstanding shares of beneficial interest of the Fund. To the knowledge of the Fund, on the Record Date for the Special Meeting, the following persons were known to own more than 5% of the outstanding securities of the Fund:

Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	12,322,410*	6.88%*	Beneficial

*	Based on SC13G filing made with the SEC on January 21, 2015.

To the knowledge of the Fund, on the Record Date for the Special Meeting, the following Trustees and executive officers were known to own the following shares of the Fund:

Name of Trustees and Officers	# of Shares Owned	Type of Ownership
Independent Trustees
John A. Benning	33,678.53	Direct and Indirect

Thomas W. Brock	23,484.00	Direct
George R. Gaspari	1,259.00	Direct
John J. Neuhauser	156.32	Direct
Richard C. Rantzow	3,000.00	Direct
Interested Trustee
Edmund J. Burke	None	N/A
Executive Officers
William Parmentier, Jr.	54,379.00	Direct
Kimberly R. Storms	None	N/A
All Trustees and Executive Officers as a Group	115,956.85	Direct and Indirect

As of the Record Date, the Trustees and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of beneficial interest.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee purchased or sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING OF SHAREHOLDERS

Under the SEC's proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual shareholders meeting (each, an “Annual Meeting”). Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2016 Annual Meeting must be received by the Fund on or before March 8, 2016. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as Trustee at the Fund’s 2016 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than February 7, 2016 and no later than March 8, 2016. If the date of the 2016 Annual Meeting is before July 28, 2016 or after September 26, 2016, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the annual meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the Fund’s Restated By‑laws. The chairperson of the Annual Meeting may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements. These dates do not apply to any special meeting of shareholders.

You must submit any shareholder proposals and nominations to the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The persons named as proxies for the 2016 Annual Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.
HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Fund has received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Fund at 1-800-241-1850. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 1290 Broadway, Suite 1100, Denver, CO 80203 or call the Fund at 1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR® EQUITY FUND
PORTFOLIO MANAGEMENT AGREEMENT
ARISTOTLE CAPITAL MANAGEMENT, LLC

December 14, 2015

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager.  The Fund, being duly authorized, hereby employs Aristotle Capital Management, LLC (“Portfolio Manager”), as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”).  The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets.  The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager.  The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance.  The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.      In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.  The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.      As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations relating to its provisions of services to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or assist in identifying a source for a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A.                In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.                Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C.                The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies.  The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.  Upon the written request of the Fund Manager, the Portfolio Manager will, in good faith and in a manner which it reasonably believes best serves the interest of the Fund’s shareholders, timely work with the Portfolio Manager’s proxy voting advisory firm to vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time.  Such policies shall be reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees and consultants (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, to the extent directly resulting from Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

The Fund Manager and the Fund shall not be liable for any action taken, omitted or suffered to be taken by the Fund Manager and the Fund in their reasonable judgment, in good faith and reasonably believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Fund Manager’s or the Fund’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Fund Manager and the Fund in their actions under this Agreement or breach of their duties or of their obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Fund Manager and the Fund from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Fund Manager and the Fund shall indemnify and hold harmless the Portfolio Manager and its officers, employees and consultants (collectively, the “Portfolio Manager Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Portfolio Manager Indemnitees may become subject at common law or otherwise, to the extent directly resulting from Fund Manager’s and/or the Fund’s action or inaction or based on this Agreement; provided however, the Fund Manager and the Fund shall not indemnify or hold harmless the Portfolio Manager Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Portfolio Manager Indemnitees representations or warranties made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Portfolio Manager Indemnitees in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof. Notwithstanding the foregoing, the Portfolio Manager may include the Fund’s performance in calculating its composites.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control of the Portfolio Manager, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment as a result of such change in control, the Portfolio Manager agrees to pay all reasonable costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F.  The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G.  The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H.  The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable costs and expenses of the Fund, if any, arising out of such assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable. The Portfolio Manager hereby grants permission for the limited use and sole purpose of display of the mark in a commercially reasonable manner that complies with applicable law by the Fund Manager and the Fund in its offerings, marketing and other promotional materials related to the Fund Manager and the Fund.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier, electronic mail or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
 Fax: (303) 623-7850

To the Portfolio Manager:

Name:	Aristotle Capital Management, LLC
Address
Attn:
Phone:
Fax:
Email:

LIBERTY ALL-STAR® EQUITY FUND

By:	/s/ William Parmentier
Name:	William Parmentier
Title:	President

ALPS ADVISORS, INC.

By:	/s/ Thomas Carter
Name:	Thomas Carter
Title:	President

ACCEPTED:

ARISTOTLE CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

LIBERTY ALL-STAR® EQUITY FUND
PORTFOLIO MANAGEMENT AGREEMENT
 SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to and including $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
One Financial Center, 15th Floor
Boston, MA 02111
on February 25, 2016

Please detach at perforation before mailing.

PROXY **LIBERTY ALL-STAR EQUITY FUND** **PROXY**

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 25, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts 02111 on Thursday, February 25, 2016 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposal in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.** Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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Signature and Title, if applicable

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Signature (if held jointly)

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Date

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PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on February 25, 2016.
The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/lib-27284

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Trustees recommends a vote "FOR" the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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